SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       DATE OF REPORT (Date of earliest event reported): NOVEMBER 12, 1997

Commission File No.      0-18051


                            FLAGSTAR COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                                         13-3487402
---------------------------------                -------------------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation)                                        Identification No.)


                              203 EAST MAIN STREET
                SPARTANBURG, SOUTH CAROLINA 29319-9966 (Zip Code)
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                    (Address of principal executive offices)

                                 (864) 597-8000
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         (Registrant's Telephone Number, including area code)

                                     (N/A)
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         (b) On July 11, 1997 (the "Petition Date"), Flagstar Companies, Inc., a Delaware corporation ("FCI"), and its wholly-owned subsidiary Flagstar Corporation, a Delaware corporation, ("Flagstar"), filed their joint prepackaged plan of reorganization (the "Plan") pursuant to Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of South Carolina (the "Bankruptcy Court").

         On November 12, 1997, subject to notice to creditors and other interested parties, the Bankruptcy Court entered an order confirming an Amended Joint Plan of Reorganization of FCI and Flagstar (the "Amended Plan"), which is attached to this Form 8-K as Exhibit 2.1. Material features of the Amended Plan are as follows:

         (i) as of the Amended Plan's effective date (the "Effective Date") Flagstar will merge with and into FCI which will be the surviving corporation in the merger ("Reorganized Flagstar");

         (ii)     general unsecured claims will be unimpaired;

         (iii) each holder of Flagstar's 10 7/8% Senior Notes due 2002 and 10 3/4% Senior Notes due 2001, (together, the "Old Senior Notes"), will be entitled to receive such holder's pro rata portion of 100% of the 11 1/4% Senior Notes due 2007 of Reorganized Flagstar in exchange for 100% of the principal amount of Old Senior Notes and accrued interest through the Effective Date (subject to the right of Reorganized Flagstar to pay accrued interest in cash);

         (iv) each holder of Flagstar's 11.25% Senior Subordinated Debentures due 2004 and 11 3/8% Senior Subordinated Debentures due 2003 (together, the "Senior Subordinated Debentures") will be entitled to receive on account of the unpaid principal amount of its Senior Subordinated Debentures plus all unpaid interest which accrued thereon prior to the Petition Date, such holder's pro rata portion of shares of $0.01 par value common stock of Reorganized Flagstar (the "New Common Stock") equivalent to 95.5% of the New Common Stock to be outstanding upon the Effective Date;

         (v) each holder of Flagstar's 1O% Convertible Junior Subordinated Debentures due 2014 (the "1O% Convertible Debentures"), will be entitled to receive on account of the unpaid principal amount of its 10% Convertible Debentures plus all unpaid interest which accrued thereon prior to the Petition Date, such holder's pro rata portion of shares of New Common Stock equivalent to 4.5% of the New Common Stock and certain warrants (the "New Warrants") to be outstanding on the Effective Date; and

         (vi) the remaining junior impaired classes under the Plan (FCI's $2.25 Series A Cumulative Convertible Exchangeable Preferred Stock and FCI's $.50 par value Common Stock (the "Old FCI Common Stock")) will receive or retain no property under the Amended Plan.

         As of November 12, 1997, 42,434,668 shares of Old FCI Common Stock were outstanding. As of the Effective Date, Reorganized Flagstar will have
100,000,000 authorized shares of New Common Stock and 25,000,000 authorized shares of preferred stock. Approximately 40,000,000 shares of New Common Stock will be issued in connection with the Amended Plan. As set forth in the Amended Plan, ten percent (1O%) of the New Common Stock, on a fully diluted basis, will be reserved for a new management stock option program, in addition to 4,000,000 shares of New Common Stock, which will be reserved for issuance upon the exercise of the New Warrants.

         The following condensed balance sheets of FCI and Flagstar (which have been prepared using the equity method of accounting for reporting the results of all wholly-owned subsidiaries of FCI that are not parties to such Chapter 11 proceedings) set forth the assets and liabilities of FCI and Flagstar as of October 1, 1997:




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Flagstar Companies, Inc. and Flagstar Corporation
(Debtors-in-Possession)
Condensed Balance Sheet
(Unaudited)

                                                                 October 1, 1997
                                                                 ---------------
(In thousands)

Assets
Current Assets                                                    $    3,273
Investment in operating subsidiaries, net                             (9,303)
Property owned, net                                                    2,791
Property held under capital leases, net                                2,220
Other assets:
         Deferred financing costs                                     15,886
         Receivable from operating subsidiaries                      341,329
         Other                                                        19,693
                                                                  ----------
Total assets                                                      $  375,889
                                                                  ==========

Liabilities
Liabilities not subject to compromise
         Current liabilities                                      $   49,461
         Long-term liabilities                                        58,182
                                                                   ---------
Total liabilities not subject to compromise                          107,643
Liabilities subject to compromise                                  1,597,531
                                                                  ----------
Total liabilities                                                  1,705,174
                                                                  ----------
Shareholders' deficit                                             (1,329,285)
                                                                  ----------
Total liabilities and shareholders' deficit                       $  375,889
                                                                  ==========



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:


         EXHIBIT NO.     DESCRIPTION

            2.1 Amended Joint Plan of Reorganization of Flagstar Companies, Inc. and Flagstar Corporation as confirmed by order of the United States Bankruptcy Court for the District of South Carolina filed November 12, 1997, such cases jointly administered under Case No. 97-05431-B.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLAGSTAR COMPANIES, INC.



                                     By: /s/ Rhonda J. Parish
                                         ---------------------------------------
                                         Name:  Rhonda J. Parish,
                                         Title: Senior Vice President, General
                                                Counsel and Secretary
Date: November 21, 1997.


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